COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2016
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
32. COMMITMENTS AND CONTINGENCIES

(a) Operating lease commitments

From January 1, 2008, Jiangxi Jinko leased buildings and land use rights from Desun, under a non-cancelable operating lease expiring in January 2018. In addition, the Group also leased office buildings for its offices under non-cancelable operating lease from third parties.

Future minimum obligations for operating leases are as follows:

Year ending December 31,	RMB
2017	43,825,570
2018	18,637,336
2019	6,776,200
2020	2,777,707
2021	2,400,000
Thereafter	12,000,000
Total	86,416,813

Rental expense under all operating leases were RMB11,379,778, RMB14,375,422 and RMB20,574,072 for the years ended December 31, 2014, 2015 and 2016, respectively.

(b) Capital commitments

The Group entered into several purchase agreements and supplementary agreements with certain suppliers to acquire machineries to be used in the manufacturing of its products. The Group's total future payments under these purchase agreements amounted to RMB878,794,179 as of December 31, 2016.

Year ending December 31,	RMB
2017	783,540,388
2018	92,543,074
Thereafter	2,710,717
Total	878,794,179

(c) Contingencies

In July 2008, Jiangxi Jinko entered into a long-term supply agreement with Wuxi Zhongcai, a producer of polysilicon materials. Jiangxi Jinko provided a prepayment of RMB95.6 million pursuant to such contract. Wuxi Zhongcai subsequently halted production as a result of the adverse changes in the polysilicon market. In February 2013, Jiangxi Jinko sued Wuxi Zhongcai in Shangrao City Intermediate People’s Court for the refund of the outstanding balance of our prepayment of RMB93.2 million after deducting delivery made to Jiangxi Jinko by an affiliate of Wuxi Zhongcai. In February 2013, Wuxi Zhongcai sued Jiangxi Jinko in Shanghai Pudong New Area People’s Court for approximately RMB2.7 million for breaching the contract by failing to make allegedly required payments and reject the refund of the prepayment of RMB 95.6 million to Jiangxi Jinko. In December, 2015, Jiangxi Jinko made an alternation of the claim under which Jiangxi Jinko requested the refund of the prepayment of RMB93.2 million, the interests accrued from such prepayment, and the liquidated damages in the amount of RMB93.2 million. In January, 2016, Wuxi Zhongcai also changed the plea, in which Wuxi Zhongcai claimed for the liquidated damages amounting to approximately RMB102 million, the losses suffered from the termination of the agreement in the amount of RMB 150 million and rejected the refund of the prepayment of RMB 95.6 million to Jiangxi Jinko The above two lawsuits are pending before the Shanghai High People’s court as of the date of this annual report. The Company is unable to reliably estimate the probability of prevailing in the case and the scope of any liabilities.

During the period from 2010 to 2011, Jiangxi Jinko and Zhejiang Qin Ye Construction Group Co., Ltd. (“Zhejiang Qin Ye”) entered into several agreements for the construction projects. In January 10, 2014, Jiangxi Jinko sued Zhejiang Qin Ye for breach of contract due to the commercial bribery conducted by the employee of Zhejiang Qin Ye, the liquidated damages of which is amounting to RMB22.3 million. In May 5, 2015, Zhejiang Qin Ye sued Jiangxi Jinko, claiming for the unpaid contract price in the amount of approximately RMB23.1 million. As of the date of this annual report, the above two lawsuits are still pending for judgment.

(d) Guarantees

Upon the disposition of Jiangxi Jinko Engineering, the Company provided the loan guarantee and redemption guarantee to Jiangxi Jinko Engineering (note 3 & note 30).